MetLife®

First Quarter Financial Supplement

March 31, 2009

1

SCHULZ

PEANUTS © United Feature Syndicate, Inc.

METLIFE, INC.
NOTE:
The Quarterly Financial Supplement (“QFS”) includes financial measures, such as operating earnings, operating earnings available to common shareholders and operating earnings available to common shareholders per diluted common share, that are not based on generally accepted accounting principles (“GAAP”). Operating earnings available to common shareholders is defined as GAAP net income, excluding net income (loss) attributable to noncontrolling interests; net investment gains and losses; adjustments related to net investment gains and losses; adjustments related to acquisition costs incurred to effect a business combination after January 1, 2009; and discontinued operations other than discontinued real estate, all net of income tax; less preferred stock dividends. Scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment are included in operating earnings. Operating earnings available to MetLife, Inc.’s common shareholders per diluted common share is calculated by dividing operating earnings available to MetLife, Inc.’s common shareholders by the number of weighted average diluted common shares outstanding for the period indicated. MetLife believes these measures enhance the understanding and comparability of its performance by excluding net investment gains and losses, net of income tax, and adjustments related to net investment gains and losses, net of income tax, both of which can fluctuate significantly from period to period, and discontinued operations other than discontinued real estate, net of income tax, thereby highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings available to MetLife, Inc.’s common shareholders and operating earnings available to MetLife, Inc.’s common shareholders per diluted common share should not be viewed as substitutes for GAAP net income available to MetLife, Inc.’s common shareholders and GAAP net income available to MetLife, Inc.’s common shareholders per diluted common share, respectively. Reconciliations of operating earnings available to MetLife, Inc.’s common shareholders to GAAP net income available to MetLife, Inc.’s common shareholders and operating earnings available to MetLife, Inc.’s common shareholders per diluted common share to GAAP net income available to MetLife, Inc.’s common shareholders per diluted share, the most directly comparable GAAP measures, are included in the QFS and in MetLife’s earnings press release dated April 30, 2009, for the three months ended March 31, 2009, which are available at www.metlife.com.

METLIFE, INC.
CORPORATE OVERVIEW

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions, except per share data)	2008	2008	2008	2008	2009

Net income (loss) (5)	$660	$996	$646	$977	$(548)
Net income (loss) attributable to noncontrolling interest	12	50	16	(8)	(4)

Net income (loss) attributable to MetLife, Inc.	648	946	630	985	(544)
Preferred stock dividends	33	31	30	31	30

Net income (loss) available to MetLife, Inc.’s common shareholders	615	915	600	954	(574)

Net investment gains (losses)	(738)	(330)	739	2,101	(935)
Net investment gains (losses) tax benefit (provision)	263	104	(282)	(756)	317

Net investment gains (losses), net of income tax (1) (2)	(475)	(226)	457	1,345	(618)

Adjustments related to universal life and investment-type product policy fees	5	(3)	—	16	(6)
Adjustments related to policyholder benefits and dividends	(127)	165	(96)	(123)	(27)
Adjustments related to other expenses	114	144	(1)	(778)	(183)
Adjustments related to tax benefit (provision)	6	(109)	36	308	74

Adjustments related to net investment gains (losses), net of income tax (3)	(2)	197	(61)	(577)	(142)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	(9)

Discontinued operations, net of income tax	20	62	(430)	38	36

Operating earnings available to common shareholders (4)	$1,072	$882	$634	$148	$159

Net income (loss) available to MetLife, Inc’s common shareholders per common share — diluted	$0.84	$1.26	$0.83	$1.20	$(0.71)
Net investment gains (losses), net of income tax	(0.65)	(0.31)	0.63	1.69	(0.76)
Adjustments related to net investment gains (losses), net of income tax	0.00	0.27	(0.08)	(0.73)	(0.18)
Adjustments related to acquisition costs, net of income tax	—	—	—	—	(0.01)
Discontinued operations, net of income tax	0.03	0.09	(0.59)	0.05	0.04

Operating earnings available to common shareholders — diluted	$1.46	$1.21	$0.87	$0.19	$0.20

Weighted average common shares outstanding — diluted	732.7	726.5	726.9	793.6	810.8

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2008	2008	2008	2008	2009

Book value per common share — (actual common shares outstanding)	$43.64	$42.97	$36.46	$27.33	$25.75
Book value per common share, excluding accumulated other comprehensive income (loss) — (actual common shares outstanding)	$45.09	$46.51	$47.12	$45.29	$44.53

Book value per common share — diluted — (weighted average common shares outstanding)	$42.25	$41.98	$35.48	$27.33	$25.98
Book value per common share, excluding accumulated other comprehensive income (loss) — diluted — (weighted average common shares outstanding)	$43.65	$45.43	$45.85	$45.29	$44.93

	For the Three Months Ended

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Common shares outstanding, beginning of period	729.2	709.4	709.7	707.3	793.6
Treasury stock, net	(19.8)	0.3	(2.4)	75.0	0.1
Newly issued shares	—	—	—	11.3	24.4

Common shares outstanding, end of period	709.4	709.7	707.3	793.6	818.1

Weighted average common shares outstanding — basic	720.4	712.8	718.1	790.0	809.1
Dilutive effect of stock-based awards	8.7	9.4	8.6	3.6	1.7
Dilutive effect of stock purchase contracts underlying common equity units	3.6	4.3	0.2	—	—

Weighted average common shares outstanding — diluted	732.7	726.5	726.9	793.6	810.8

Policyholder Trust Shares	256.6	253.4	246.7	242.7	240.8

(1)	Net investment gains (losses), net of income tax, excludes scheduled periodic settlement payments on derivative instruments not qualifying for hedge accounting treatment of ($5) million, ($25) million, ($1) million, $34 million and $20 million for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, respectively. For QFS purposes, these settlements are included in net investment income.

(2)	Net investment gains (losses), net of income tax, from real estate and real estate joint ventures include discontinued operations of $5 million for the three months ended December 31, 2008. There were no net investment gains (losses) from other real estate and real estate joint ventures for any other periods presented.

(3)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

(4)	Presentation of operating earnings available to MetLife, Inc.’s common shareholders throughout the QFS differs from other public filings with respect to discontinued operations, scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment, income (loss) attributable to noncontrolling interests, and acquisition-related costs incurred to effect a business combination after January 1, 2009. Presentation of discontinued operations in other public filings is in accordance with the Statement of Financial Accounting Standards (“SFAS”) No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. Presentation of scheduled periodic settlement payments on derivatives not qualifying for hedge accounting treatment in other public filings is in accordance with SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (“SFAS 133”). Presentation of noncontrolling interest in other public filings is in accordance with SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements — An Amendment of ARB No. 51 (“SFAS 160”). Presentation of acquisition-related costs incurred to effect a business combination after January 1, 2009 in other public filings is in accordance with SFAS No. 141(r) (As Amended), Business Combinations (“SFAS 141(r)”), adopted on January 1, 2009. The transaction cost adjustment is reflected as a separate line item in the March 31, 2009 net income reconciliation.

(5)	On January 1, 2009, MetLife, Inc. adopted Statement of Financial Accounting Standards No. 160, “Noncontrolling Interests in Consolidated Financial Statements — an amendment of ARB No. 51,” the provisions of which, among others, require that minority interests be renamed noncontrolling interests and that a company present a consolidated net income (loss) measure that includes the amount attributable to such noncontrolling interests for all periods presented.

METLIFE, INC.
CONSOLIDATED BALANCE SHEETS

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

ASSETS
Investments:
Fixed maturity securities available-for-sale, at estimated fair value	$234,183	$231,013	$212,125	$188,251	$191,415
Equity securities available-for-sale, at estimated fair value	5,368	5,228	3,474	3,197	2,817
Trading securities, at estimated fair value	807	883	787	946	922
Mortgage and consumer loans:
Held-for-investment, at amortized cost	46,477	47,979	49,182	49,352	49,074
Held-for-sale, principally at estimated fair value	443	179	1,424	2,012	3,970

Mortgage and consumer loans, net	46,920	48,158	50,606	51,364	53,044
Policy loans	9,666	9,683	9,742	9,802	9,851
Real estate and real estate joint ventures	6,959	7,292	7,365	7,585	7,380
Real estate held-for-sale	1	36	190	1	1
Other limited partnership interests	6,349	6,707	6,353	6,039	5,365
Short-term investments	2,543	1,929	2,570	13,878	10,896
Other invested assets	9,808	8,617	9,755	17,248	15,130

Total investments	322,604	319,546	302,967	298,311	296,821
Cash and cash equivalents	10,560	13,414	20,181	24,207	19,424
Accrued investment income	3,270	3,207	3,266	3,061	3,142
Premiums and other receivables	13,648	14,056	17,843	16,973	18,514
Deferred policy acquisition costs and value of business acquired	18,159	18,879	20,119	20,144	20,754
Current income tax recoverable	417	712	763	—	—
Deferred income tax assets	—	—	1,631	4,927	6,349
Goodwill	4,999	5,065	5,036	5,008	5,010
Other assets	8,311	8,175	8,822	7,262	7,028
Assets of subsidiaries held-for-sale	23,117	23,732	887	946	—
Separate account assets	152,554	149,686	139,803	120,839	114,366

Total assets	$557,639	$556,472	$521,318	$501,678	$491,408

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities
Future policy benefits	$127,631	$127,539	$128,589	$130,555	$131,609
Policyholder account balances	134,588	136,720	138,779	149,805	148,568
Other policyholder funds	8,105	8,223	8,273	7,762	8,136
Policyholder dividends payable	990	1,034	1,073	1,023	846
Policyholder dividend obligation	119	—	—	—	—
Short-term debt	632	623	1,106	2,659	5,878
Long-term debt	9,124	9,167	10,810	9,667	11,042
Collateral financing arrangements	4,942	4,997	5,132	5,192	5,242
Junior subordinated debt securities	4,075	4,825	3,759	3,758	2,691
Current income tax payable	—	—	—	342	635
Deferred income tax liability	557	261	—	—	—
Payables for collateral under securities loaned and other transactions	46,648	45,979	43,300	31,059	24,341
Other liabilities	13,476	13,117	11,903	14,284	14,625
Liabilities of subsidiaries held-for-sale	19,491	20,098	750	748	—
Separate account liabilities	152,554	149,686	139,803	120,839	114,366

Total liabilities	522,932	522,269	493,277	477,693	467,979

Stockholders’ Equity
Preferred stock, at par value	1	1	1	1	1
Common stock, at par value	8	8	8	8	8
Additional paid-in capital	17,600	17,647	17,602	15,811	16,860
Retained earnings	20,526	21,441	22,041	22,403	21,829
Treasury stock, at cost	(4,108)	(4,047)	(4,279)	(236)	(230)
Accumulated other comprehensive loss	(1,028)	(2,509)	(7,540)	(14,253)	(15,358)

Total MetLife, Inc.’s stockholders’ equity	32,999	32,541	27,833	23,734	23,110
Noncontrolling interests	1,708	1,662	208	251	319

Total equity	34,707	34,203	28,041	23,985	23,429

Total liabilities and stockholders’ equity	$557,639	$556,472	$521,318	$501,678	$491,408

METLIFE, INC.
CONSOLIDATED STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

REVENUES
Premiums	$6,291	$6,340	$6,785	$6,498	$6,122
Universal life and investment-type product policy fees	1,392	1,399	1,352	1,220	1,189
Investment income, net	4,289	4,281	4,050	3,685	3,294
Other revenues	369	351	421	445	554

Total revenues	12,341	12,371	12,608	11,848	11,159

EXPENSES
Policyholder benefits and dividends	6,885	7,190	7,616	7,316	6,979
Interest credited to policyholder account balances	1,218	1,184	1,121	1,220	1,170
Interest credited to bank deposits	44	39	40	43	43
Interest expenses	269	253	253	276	245
Other expenses	2,344	2,455	2,629	2,758	2,517

Total expenses	10,760	11,121	11,659	11,613	10,954

Operating earnings before provision for income tax	1,581	1,250	949	235	205
Provision for income tax	476	337	285	56	16

Operating earnings	1,105	913	664	179	189
Preferred stock dividends	33	31	30	31	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,072	$882	$634	$148	$159

Net Income Reconciliation

Operating earnings available to common shareholders	$1,072	$882	$634	$148	$159

Net investment gains (losses)	(738)	(330)	739	2,101	(935)
Net investment gains (losses) tax benefit (provision)	263	104	(282)	(756)	317

Net investment gains (losses), net of income tax	(475)	(226)	457	1,345	(618)

Adjustments related to universal life and investment-type product policy fees	5	(3)	—	16	(6)
Adjustments related to policyholder benefits and dividends	(127)	165	(96)	(123)	(27)
Adjustments related to other expenses	114	144	(1)	(778)	(183)
Adjustments related to tax benefit (provision)	6	(109)	36	308	74

Adjustments related to net investment gains (losses), net of income tax (1)	(2)	197	(61)	(577)	(142)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	(9)

Discontinued operations, net of income tax	20	62	(430)	38	36

Net income (loss) available to MetLife, Inc.’s common shareholders	615	915	600	954	(574)
Preferred stock dividends	33	31	30	31	30

Net income (loss) attributable to MetLife, Inc.	648	946	630	985	(544)
Net income (loss) attributable to noncontrolling interests	12	50	16	(8)	(4)

Net income (loss)	$660	$996	$646	$977	$(548)

Premiums, Fees and Other Revenues	$8,052	$8,090	$8,558	$8,163	$7,865

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING BALANCE SHEETS

	March 31, 2009
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

ASSETS
Total investments	$296,821	$123,836	$116,618	$15,308	$3,340	$37,719
Cash and cash equivalents	19,424	1,938	4,469	1,451	(85)	11,651
Accrued investment income	3,142	1,199	1,246	255	55	387
Premiums and other receivables	18,514	6,324	3,530	936	886	6,838
Deferred policy acquisition costs and value of business acquired	20,754	1,019	17,165	2,387	177	6
Deferred income tax receivable	6,349	5,958	(226)	(51)	250	418
Goodwill	5,010	1,051	2,957	375	157	470
Other assets	7,028	1,364	2,531	414	358	2,361
Separate account assets	114,366	43,837	65,936	4,593	—	—

Total assets	$491,408	$186,526	$214,226	$25,668	$5,138	$59,850

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Future policy benefits	$131,609	$55,393	$58,518	$9,479	$3,015	$5,204
Policyholder account balances	148,568	70,292	65,350	5,340	—	7,586
Other policyholder funds	8,136	3,308	3,121	1,302	38	367
Policyholder dividends payable	846	—	846	—	—	—
Short-term debt	5,878	300	—	—	—	5,578
Long-term debt	11,042	1	90	218	—	10,733
Collateral financing arrangements	5,242	—	—	—	—	5,242
Junior subordinated debt securities	2,691	—	—	—	—	2,691
Current income tax payable	635	179	(493)	65	(9)	893
Payables for collateral under securities loaned and other transactions	24,341	6,743	10,079	37	—	7,482
Other liabilities	14,625	4,082	3,904	1,119	595	4,925
Separate account liabilities	114,366	43,837	65,936	4,593	—	—

Total liabilities	467,979	184,135	207,351	22,153	3,639	50,701

Stockholders’ Equity
Preferred stock, at par value	1	—	—	—	—	1
Common stock, at par value	8	—	—	—	—	8
Allocated equity (1)	38,689	10,422	10,856	3,959	1,833	11,619
Treasury stock	(230)	—	—	—	—	(230)
Accumulated other comprehensive loss	(15,358)	(8,031)	(3,981)	(620)	(334)	(2,392)

Total MetLife, Inc.’s stockholders’ equity	23,110	2,391	6,875	3,339	1,499	9,006

Noncontrolling interests	319	—	—	176	—	143
Total equity	23,429	2,391	6,875	3,515	1,499	9,149

Total liabilities and stockholders’ equity	$491,408	$186,526	$214,226	$25,668	$5,138	$59,850

(1)	Allocated equity includes additional paid-in capital and retained earnings.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended March 31, 2009
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$6,122	$3,540	$1,137	$721	$722	$2
Universal life and investment-type product policy fees	1,189	208	771	210	—	—
Investment income, net	3,294	1,448	1,568	188	40	50
Other revenues	554	171	105	2	9	267

Total revenues	11,159	5,367	3,581	1,121	771	319

EXPENSES
Policyholder benefits and dividends	6,979	3,953	2,000	548	479	(1)
Interest credited to policyholder account balances	1,170	512	580	78	—	—
Capitalization of deferred policy acquisition costs	(786)	(57)	(480)	(145)	(104)	—
Amortization of deferred policy acquisition costs	746	51	489	95	110	1
Other expenses	2,845	607	1,144	338	187	569

Total expenses	10,954	5,066	3,733	914	672	569

Operating earnings before provision for income tax	205	301	(152)	207	99	(250)
Provision for income tax expense (benefit)	16	101	(54)	48	23	(102)

Operating earnings	189	200	(98)	159	76	(148)
Preferred stock dividends	30	—	—	—	—	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$159	$200	$(98)	$159	$76	$(178)

Net Income Reconciliation

Operating earnings available to common shareholders	$159	$200	$(98)	$159	$76	$(178)

Net investment gains (losses)	(935)	(1,769)	13	460	31	330
Net investment gains (losses) tax benefit (provision)	317	615	(7)	(163)	(11)	(117)

Net investment gains (losses), net of income tax	(618)	(1,154)	6	297	20	213

Adjustments related to universal life and investment-type product policy fees	(6)	—	(6)	—	—	—
Adjustments related to policyholder benefits and dividends	(27)	6	(11)	(22)	—	—
Adjustments related to other expenses	(183)	—	(183)	—	—	—
Adjustments related to tax benefit (provision)	74	(3)	71	6	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	(142)	3	(129)	(16)	—	—

Adjustments related to acquisition costs, net of income tax	(9)	—	—	—	—	(9)

Discontinued operations, net of income tax	36	—	24	—	—	12

Net income (loss) available to MetLife, Inc.’s common shareholders	(574)	(951)	(197)	440	96	38
Preferred stock dividends	30	—	—	—	—	30

Net income (loss) attributable to MetLife, Inc.	(544)	(951)	(197)	440	96	68
Net income (loss) attributable to noncontrolling interests	(4)	—	—	(5)	—	1

Net income (loss)	$(548)	$(951)	$(197)	$435	$96	$69

Premiums, Fees and Other Revenues	$7,865	$3,919	$2,013	$933	$731	$269

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
CONSOLIDATING STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended March 31, 2008
						Corporate, Other
Unaudited (In millions)	Consolidated	Institutional	Individual	International	Auto & Home	& Eliminations

REVENUES
Premiums	$6,291	$3,573	$1,063	$904	$745	$6
Universal life and investment-type product policy fees	1,392	224	878	290	—	—
Investment income, net	4,289	2,026	1,685	274	51	253
Other revenues	369	190	149	7	11	12

Total revenues	12,341	6,013	3,775	1,475	807	271

EXPENSES
Policyholder benefits and dividends	6,885	3,926	1,708	762	479	10
Interest credited to policyholder account balances	1,218	669	502	47	—	—
Capitalization of deferred policy acquisition costs	(761)	(59)	(354)	(239)	(107)	(2)
Amortization of deferred policy acquisition costs	692	44	417	113	115	3
Other expenses	2,726	589	1,033	556	195	353

Total expenses	10,760	5,169	3,306	1,239	682	364

Operating earnings before provision for income tax	1,581	844	469	236	125	(93)
Provision for income tax	476	286	157	99	27	(93)

Operating earnings	1,105	558	312	137	98	—
Preferred stock dividends	33	—	—	—	—	33

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$1,072	$558	$312	$137	$98	$(33)

Net Income Reconciliation

Operating earnings available to common shareholders	$1,072	$558	$312	$137	$98	$(33)

Net investment gains (losses)	(738)	(744)	(98)	131	(11)	(16)
Net investment gains (losses) tax benefit (provision)	263	260	35	(42)	4	6

Net investment gains (losses), net of income tax	(475)	(484)	(63)	89	(7)	(10)

Adjustments related to universal life and investment-type product policy fees	5	—	5	—	—	—
Adjustments related to policyholder benefits and dividends	(127)	15	(77)	(65)	—	—
Adjustments related to other expenses	114	—	114	—	—	—
Adjustments related to tax benefit (provision)	6	(5)	(14)	25	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	(2)	10	28	(40)	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—

Discontinued operations, net of income tax	20	—	(1)	—	—	21

Net income (loss) available to MetLife, Inc.’s common shareholders	615	84	276	186	91	(22)
Preferred stock dividends	33	—	—	—	—	33

Net income (loss) attributable to MetLife, Inc.	648	84	276	186	91	11
Net income (loss) attributable to noncontrolling interests	12	1	—	(5)	—	16

Net income (loss)	$660	$85	$276	$181	$91	$27

Premiums, Fees and Other Revenues	$8,052	$3,987	$2,090	$1,201	$756	$18

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to the policyholder dividend obligation and amounts allocable to certain participating contracts.

METLIFE, INC.
SUMMARY OF SEGMENT OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS (1)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

INSTITUTIONAL	$558	$448	$396	$272	$200

INDIVIDUAL	312	322	215	(106)	(98)

INTERNATIONAL	137	147	144	94	159

AUTO & HOME	98	52	101	112	76

CORPORATE, OTHER & ELIMINATIONS	(33)	(87)	(222)	(224)	(178)

CONSOLIDATED	$1,072	$882	$634	$148	$159

(1)	A reconciliation of operating earnings available to common shareholders to net income for each segment appears in this QFS as follows: (i) Institutional Operations, page 9; (ii) Individual Operations, page 16; (iii) International Operations, page 26; (iv) Auto & Home Operations, page 30; and (v) Corporate, Other & Eliminations, page 34. A consolidated reconciliation of operating earnings available to common shareholders to net income for MetLife, Inc. appears on page 4.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except number of sales representatives)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$3,573	$3,599	$4,065	$3,727	$3,540	$3,573	$3,540
Universal life and investment-type product policy fees	224	208	215	239	208	224	208
Investment income, net	2,026	1,939	1,850	1,686	1,448	2,026	1,448
Other revenues	190	171	223	191	171	190	171

Total revenues	6,013	5,917	6,353	5,843	5,367	6,013	5,367

EXPENSES
Policyholder benefits and dividends	3,926	4,048	4,519	4,157	3,953	3,926	3,953
Interest credited to policyholder account balances	669	601	623	644	512	669	512
Other expenses	574	592	612	630	601	574	601

Total expenses	5,169	5,241	5,754	5,431	5,066	5,169	5,066

Operating earnings before provision for income tax	844	676	599	412	301	844	301
Provision for income tax	286	228	203	140	101	286	101

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$558	$448	$396	$272	$200	$558	$200

Net Income Reconciliation

Operating earnings available to common shareholders	$558	$448	$396	$272	$200	$558	$200

Net investment gains (losses)	(744)	122	215	571	(1,769)	(744)	(1,769)
Net investment gains (losses) tax benefit (provision)	260	(41)	(74)	(202)	615	260	615

Net investment gains (losses), net of income tax	(484)	81	141	369	(1,154)	(484)	(1,154)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	15	32	57	21	6	15	6
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(5)	(12)	(20)	(7)	(3)	(5)	(3)

Adjustments related to net investment gains (losses), net of income tax (1)	10	20	37	14	3	10	3

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	84	549	574	655	(951)	84	(951)
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	84	549	574	655	(951)	84	(951)
Net income attributable to noncontrolling interests	1	—	—	(1)	—	1	—

Net income	$85	$549	$574	$654	$(951)	$85	$(951)

Premiums, Fees and Other Revenues	$3,987	$3,978	$4,503	$4,157	$3,919	$3,987	$3,919

Actual Number of Sales Representatives	656	647	628	632	596

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
GROUP LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions, except number of sales representatives)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$1,642	$1,693	$1,666	$1,645	$1,750	$1,642	$1,750
Universal life and investment-type product policy fees	220	205	211	234	205	220	205
Investment income, net	334	341	315	293	284	334	284
Other revenues	16	16	19	37	14	16	14

Total revenues	2,212	2,255	2,211	2,209	2,253	2,212	2,253

EXPENSES
Policyholder benefits and dividends	1,736	1,751	1,692	1,721	1,817	1,736	1,817
Interest credited to policyholder account balances	128	122	121	119	115	128	115
Other expenses	168	176	178	192	171	168	171

Total expenses	2,032	2,049	1,991	2,032	2,103	2,032	2,103

Operating earnings before provision for income tax	180	206	220	177	150	180	150
Provision for income tax	61	70	75	60	51	61	51

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$119	$136	$145	$117	$99	$119	$99

Net Income Reconciliation
Operating earnings available to common shareholders	$119	$136	$145	$117	$99	$119	$99

Net investment gains (losses)	(177)	1	50	(131)	(167)	(177)	(167)
Net investment gains (losses) tax benefit (provision)	62	—	(18)	46	58	62	58

Net investment gains (losses), net of income tax	(115)	1	32	(85)	(109)	(115)	(109)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	2	—	1	2	5	2	5
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(1)	—	—	(1)	(2)	(1)	(2)

Adjustments related to net investment gains (losses), net of income tax (1)	1	—	1	1	3	1	3

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	5	137	178	33	(7)	5	(7)
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	5	137	178	33	(7)	5	(7)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$5	$137	$178	$33	$(7)	$5	$(7)

Premiums, Fees and Other Revenues	$1,878	$1,914	$1,896	$1,916	$1,969	$1,878	$1,969

Incurred Loss Ratio (Mortality Experience) of Term Life	93.8%	91.3%	90.7%	93.3%	92.9%

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
RETIREMENT & SAVINGS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$540	$494	$994	$632	$319	$540	$319
Universal life and investment-type product policy fees	2	1	2	1	—	2	—
Investment income, net	1,502	1,406	1,359	1,239	1,028	1,502	1,028
Other revenues	64	59	103	56	59	64	59

Total revenues	2,108	1,960	2,458	1,928	1,406	2,108	1,406

EXPENSES
Policyholder benefits and dividends	1,002	1,072	1,574	1,185	850	1,002	850
Interest credited to policyholder account balances	535	473	496	518	391	535	391
Other expenses	86	85	93	99	89	86	89

Total expenses	1,623	1,630	2,163	1,802	1,330	1,623	1,330

Operating earnings before provision for income tax	485	330	295	126	76	485	76
Provision for income tax	164	111	100	42	25	164	25

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$321	$219	$195	$84	$51	$321	$51

Net Income Reconciliation
Operating earnings available to common shareholders	$321	$219	$195	$84	$51	$321	$51

Net investment gains (losses)	(671)	213	(34)	(1,091)	(722)	(671)	(722)
Net investment gains (losses) tax benefit (provision)	234	(73)	14	379	250	234	250

Net investment gains (losses), net of income tax	(437)	140	(20)	(712)	(472)	(437)	(472)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	6	19	33	15	(1)	6	(1)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(1)	(8)	(11)	(5)	—	(1)	—

Adjustments related to net investment gains (losses), net of income tax (1)	5	11	22	10	(1)	5	(1)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	(111)	370	197	(618)	(422)	(111)	(422)
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	(111)	370	197	(618)	(422)	(111)	(422)
Net income attributable to noncontrolling interests	1	—	—	(1)	—	1	—

Net income	$(110)	$370	$197	$(619)	$(422)	$(110)	$(422)

Premiums, Fees and Other Revenues	$606	$554	$1,099	$689	$378	$606	$378

INSTITUTIONAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
NON-MEDICAL HEALTH & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$1,391	$1,412	$1,405	$1,450	$1,471	$1,391	$1,471
Universal life and investment-type product policy fees	2	2	2	4	3	2	3
Investment income, net	190	192	176	154	136	190	136
Other revenues	110	96	101	98	98	110	98

Total revenues	1,693	1,702	1,684	1,706	1,708	1,693	1,708

EXPENSES
Policyholder benefits and dividends	1,188	1,225	1,253	1,251	1,286	1,188	1,286
Interest credited to policyholder account balances	6	6	6	7	6	6	6
Other expenses	320	331	341	339	341	320	341

Total expenses	1,514	1,562	1,600	1,597	1,633	1,514	1,633

Operating earnings before provision for income tax	179	140	84	109	75	179	75
Provision for income tax	61	47	28	38	25	61	25

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$118	$93	$56	$71	$50	$118	$50

Net Income Reconciliation
Operating earnings available to common shareholders	$118	$93	$56	$71	$50	$118	$50

Net investment gains (losses)	104	(92)	199	1,793	(880)	104	(880)
Net investment gains (losses) tax benefit (provision)	(36)	32	(70)	(627)	307	(36)	307

Net investment gains (losses), net of income tax	68	(60)	129	1,166	(573)	68	(573)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	7	13	23	4	2	7	2
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	(3)	(4)	(9)	(1)	(1)	(3)	(1)

Adjustments related to net investment gains (losses), net of income tax (1)	4	9	14	3	1	4	1

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	190	42	199	1,240	(522)	190	(522)
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	190	42	199	1,240	(522)	190	(522)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$190	$42	$199	$1,240	$(522)	$190	$(522)

Premiums, Fees and Other Revenues	$1,503	$1,510	$1,508	$1,552	$1,572	$1,503	$1,572
Group Disability Premiums, Fees and Other Revenues (Included in Total)	$438	$404	$395	$418	$404	$438	$404

Incurred Loss Ratio (Morbidity Experience) of Group Disability	80.6%	89.7%	95.6%	92.9%	86.0%

INSTITUTIONAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

GROUP LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009
Balance, beginning of period	$17,323	$17,637	$17,899	$17,648	$17,390
Premiums and deposits	3,164	3,697	3,299	3,163	3,429
Interest on reserves	169	146	163	162	147
Surrenders and withdrawals	(1,293)	(1,597)	(1,805)	(1,702)	(1,408)
Benefits and reserves	(1,735)	(1,750)	(1,691)	(1,713)	(1,815)
Other	9	(234)	(217)	(168)	(91)

Balance, end of period	$17,637	$17,899	$17,648	$17,390	$17,652

RETIREMENT & SAVINGS	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009
Balance, beginning of period	$89,532	$92,653	$94,202	$95,834	$101,107
Premiums and deposits	5,894	9,267	12,761	19,552	13,099
Interest on reserves	1,081	1,151	1,051	1,081	1,064
Surrenders and withdrawals	(3,563)	(7,329)	(10,512)	(15,120)	(18,167)
Benefits and reserves	(701)	(747)	(802)	(734)	(726)
Other	410	(793)	(866)	494	(711)

Balance, end of period	$92,653	$94,202	$95,834	$101,107	$95,666

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009
Balance, beginning of period	$11,118	$11,301	$11,539	$11,822	$12,120
Premiums and deposits	1,369	1,385	1,389	1,429	1,435
Interest on reserves	116	120	125	127	125
Surrenders and withdrawals	14	8	(2)	(14)	12
Benefits and reserves	(1,217)	(1,252)	(1,281)	(1,271)	(1,308)
Other	(99)	(23)	52	27	(17)

Balance, end of period	$11,301	$11,539	$11,822	$12,120	$12,367

SEPARATE ACCOUNT LIABILITIES

GROUP LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009
Balance, beginning of period	$16,914	$16,649	$15,597	$16,527	$15,366
Premiums and deposits	174	167	132	236	118
Investment performance	(151)	(142)	(627)	(949)	(170)
Surrenders and withdrawals	(243)	(290)	(144)	(119)	(782)
Policy charges	(32)	(35)	(33)	(34)	(36)
Other	(13)	(752)	1,602	(295)	(1,351)

Balance, end of period	$16,649	$15,597	$16,527	$15,366	$13,145

RETIREMENT & SAVINGS	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009
Balance, beginning of period	$34,533	$34,510	$33,482	$32,628	$30,783
Premiums and deposits	1,141	690	1,309	1,266	1,569
Investment performance	467	(229)	(1,301)	(235)	(834)
Surrenders and withdrawals	(1,608)	(1,228)	(1,243)	(1,482)	(1,119)
Policy charges	(23)	(23)	(21)	(19)	(19)
Other	—	(238)	402	(1,375)	(481)

Balance, end of period	$34,510	$33,482	$32,628	$30,783	$29,899

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009
Balance, beginning of period	$599	$645	$667	$705	$763
Premiums and deposits	65	55	44	49	60
Investment performance	11	(16)	(6)	27	(15)
Surrenders and withdrawals	(20)	(14)	(4)	(9)	(18)
Policy charges	(7)	(4)	(5)	(9)	(6)
Other	(3)	1	9	—	9

Balance, end of period	$645	$667	$705	$763	$793

INSTITUTIONAL
OTHER EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Direct and allocated expenses	$422	$434	$452	$441	$424
Pension and other post-retirement benefit costs	2	2	2	31	26
Premium tax and other tax, licenses and fees	47	54	58	44	53

	471	490	512	516	503
Commissions and other expenses	103	102	100	114	98

Total Other Expenses	$574	$592	$612	$630	$601

INSTITUTIONAL
SPREADS BY PRODUCT

GROUP LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2008	2008	2008	2008	2009

Investment income yield	6.24%	6.31%	5.82%	5.38%	5.20%
Average crediting rate	3.83%	3.62%	3.55%	3.40%	3.23%

Annualized general account spread	2.41%	2.69%	2.27%	1.98%	1.97%

RETIREMENT & SAVINGS	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2008	2008	2008	2008	2009

Investment income yield	6.50%	5.88%	5.69%	4.95%	3.99%
Average crediting rate	4.99%	4.59%	4.73%	4.71%	4.16%

Annualized general account spread	1.51%	1.29%	0.96%	0.24%	(0.17%)

NON-MEDICAL HEALTH & OTHER	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2008	2008	2008	2008	2009

Investment income yield	6.37%	6.20%	5.34%	4.25%	3.60%
Average crediting rate	4.77%	4.84%	4.85%	4.73%	4.68%

Annualized general account spread	1.60%	1.36%	0.49%	(0.48%)	(1.08%)

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$1,063	$1,067	$1,074	$1,277	$1,137	$1,063	$1,137
Universal life and investment-type product policy fees	878	898	873	733	771	878	771
Investment income, net	1,685	1,690	1,645	1,509	1,568	1,685	1,568
Other revenues	149	154	147	121	105	149	105

Total revenues	3,775	3,809	3,739	3,640	3,581	3,775	3,581

EXPENSES
Policyholder benefits and dividends	1,708	1,757	1,744	1,991	2,000	1,708	2,000
Interest credited to policyholder account balances	502	494	492	540	580	502	580
Capitalization of deferred policy acquisition costs	(354)	(388)	(398)	(474)	(480)	(354)	(480)
Amortization of deferred policy acquisition costs	417	386	509	665	489	417	489
Other expenses	1,033	1,078	1,070	1,078	1,144	1,033	1,144

Total expenses	3,306	3,327	3,417	3,800	3,733	3,306	3,733

Operating earnings before provision for income tax	469	482	322	(160)	(152)	469	(152)
Provision for income tax expense (benefit)	157	160	107	(54)	(54)	157	(54)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$312	$322	$215	$(106)	$(98)	$312	$(98)

Net Income Reconciliation
Operating earnings available to common shareholders	$312	$322	$215	$(106)	$(98)	$312	$(98)

Net investment gains (losses)	(98)	(256)	353	652	13	(98)	13
Net investment gains (losses) tax benefit (provision)	35	89	(126)	(224)	(7)	35	(7)

Net investment gains (losses), net of income tax	(63)	(167)	227	428	6	(63)	6

Adjustments related to universal life and investment-type product policy fees	5	(3)	—	16	(6)	5	(6)
Adjustments related to policyholder benefits and dividends	(77)	(77)	(71)	(93)	(11)	(77)	(11)
Adjustments related to other expenses	114	144	(1)	(778)	(183)	114	(183)
Adjustments related to tax benefit (provision)	(14)	(21)	27	297	71	(14)	71

Adjustments related to net investment gains (losses), net of income tax (1)	28	43	(45)	(558)	(129)	28	(129)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	(1)	1	3	(20)	24	(1)	24

Net income available to MetLife, Inc.’s common shareholders	276	199	400	(256)	(197)	276	(197)
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	276	199	400	(256)	(197)	276	(197)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$276	$199	$400	$(256)	$(197)	$276	$(197)

Premiums, Fees and Other Revenues	$2,090	$2,119	$2,094	$2,131	$2,013	$2,090	$2,013

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of unearned revenue and deferred policy acquisition costs, adjustments to policyholder dividend obligation and amounts allocated to certain participating contracts.

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
TRADITIONAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$981	$986	$1,015	$1,138	$985	$981	$985
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Investment income, net	800	834	811	724	727	800	727
Other revenues	1	(1)	2	—	1	1	1

Total revenues	1,782	1,819	1,828	1,862	1,713	1,782	1,713

EXPENSES
Policyholder benefits and dividends	1,429	1,448	1,468	1,566	1,474	1,429	1,474
Interest credited to policyholder account balances	—	—	—	—	—	—	—
Capitalization of deferred policy acquisition costs	(58)	(63)	(66)	(56)	(76)	(58)	(76)
Amortization of deferred policy acquisition costs	45	45	56	51	9	45	9
Other expenses	231	244	238	241	254	231	254

Total expenses	1,647	1,674	1,696	1,802	1,661	1,647	1,661

Operating earnings before provision for income tax	135	145	132	60	52	135	52
Provision for income tax	44	47	43	20	17	44	17

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$91	$98	$89	$40	$35	$91	$35

Net Income Reconciliation
Operating earnings available to common shareholders	$91	$98	$89	$40	$35	$91	$35

Net investment gains (losses)	(141)	12	(21)	(31)	78	(141)	78
Net investment gains (losses) tax benefit (provision)	50	(4)	5	15	(28)	50	(28)

Net investment gains (losses), net of income tax	(91)	8	(16)	(16)	50	(91)	50

Adjustments related to universal life and investment-type product policy fees	—	—	1	(1)	—	—	—
Adjustments related to policyholder benefits and dividends	(77)	(77)	(71)	(93)	(11)	(77)	(11)
Adjustments related to other expenses	93	44	29	(96)	(73)	93	(73)
Adjustments related to tax benefit (provision)	(5)	13	14	65	30	(5)	30

Adjustments related to net investment gains (losses), net of income tax (1)	11	(20)	(27)	(125)	(54)	11	(54)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	(2)	—	1	(5)	5	(2)	5

Net income available to MetLife, Inc.’s common shareholders	9	86	47	(106)	36	9	36
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	9	86	47	(106)	36	9	36
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$9	$86	$47	$(106)	$36	$9	$36

Premiums, Fees and Other Revenues	$982	$985	$1,017	$1,138	$986	$982	$986

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
VARIABLE & UNIVERSAL LIFE

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	391	395	389	354	418	391	418
Investment income, net	218	214	210	187	179	218	179
Other revenues	1	1	4	—	—	1	—

Total revenues	610	610	603	541	597	610	597

EXPENSES
Policyholder benefits and dividends	157	140	146	154	201	157	201
Interest credited to policyholder account balances	150	154	157	155	159	150	159
Capitalization of deferred policy acquisition costs	(100)	(103)	(95)	(93)	(75)	(100)	(75)
Amortization of deferred policy acquisition costs	128	115	135	46	154	128	154
Other expenses	215	212	214	206	191	215	191

Total expenses	550	518	557	468	630	550	630

Operating earnings before provision for income tax	60	92	46	73	(33)	60	(33)
Provision for income tax expense (benefit)	20	30	15	25	(11)	20	(11)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$40	$62	$31	$48	$(22)	$40	$(22)

Net Income Reconciliation
Operating earnings available to common shareholders	$40	$62	$31	$48	$(22)	$40	$(22)

Net investment gains (losses)	(34)	(26)	(2)	69	(130)	(34)	(130)
Net investment gains (losses) tax benefit (provision)	12	9	—	(24)	45	12	45

Net investment gains (losses), net of income tax	(22)	(17)	(2)	45	(85)	(22)	(85)

Adjustments related to universal life and investment-type product policy fees	5	(3)	(1)	17	(6)	5	(6)
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	(1)	11	5	(29)	25	(1)	25
Adjustments related to tax benefit (provision)	(1)	(3)	(1)	4	(6)	(1)	(6)

Adjustments related to net investment gains (losses), net of income tax	3	5	3	(8)	13	3	13

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	1	1	2	(13)	14	1	14

Net income available to common shareholders	22	51	34	72	(80)	22	(80)
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	22	51	34	72	(80)	22	(80)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$22	$51	$34	$72	$(80)	$22	$(80)

Premiums, Fees and Other Revenues	$392	$396	$393	$354	$418	$392	$418

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
ANNUITIES

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$82	$81	$59	$139	$152	$82	$152
Universal life and investment-type product policy fees	431	444	430	338	315	431	315
Investment income, net	625	598	583	557	623	625	623
Other revenues	42	47	43	33	30	42	30

Total revenues	1,180	1,170	1,115	1,067	1,120	1,180	1,120

EXPENSES
Policyholder benefits and dividends	122	169	130	271	325	122	325
Interest credited to policyholder account balances	334	321	316	366	402	334	402
Capitalization of deferred policy acquisition costs	(196)	(222)	(237)	(325)	(329)	(196)	(329)
Amortization of deferred policy acquisition costs	244	226	318	568	326	244	326
Other expenses	424	455	463	495	578	424	578

Total expenses	928	949	990	1,375	1,302	928	1,302

Operating earnings before provision for income tax	252	221	125	(308)	(182)	252	(182)
Provision for income tax expense (benefit)	85	75	42	(104)	(64)	85	(64)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$167	$146	$83	$(204)	$(118)	$167	$(118)

Net Income Reconciliation
Operating earnings available to common shareholders	$167	$146	$83	$(204)	$(118)	$167	$(118)

Net investment gains (losses)	101	(230)	365	629	100	101	100
Net investment gains (losses) tax benefit (provision)	(35)	80	(128)	(220)	(36)	(35)	(36)

Net investment gains (losses), net of income tax	66	(150)	237	409	64	66	64

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	22	89	(35)	(653)	(135)	22	(135)
Adjustments related to tax benefit (provision)	(8)	(31)	14	228	47	(8)	47

Adjustments related to net investment gains (losses), net of income tax	14	58	(21)	(425)	(88)	14	(88)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	(2)	1	—	1

Net income available to common shareholders	247	54	299	(222)	(141)	247	(141)
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	247	54	299	(222)	(141)	247	(141)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$247	$54	$299	$(222)	$(141)	$247	$(141)

Premiums, Fees and Other Revenues	$555	$572	$532	$510	$497	$555	$497

INDIVIDUAL
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	56	59	54	41	38	56	38
Investment income, net	42	44	41	41	39	42	39
Other revenues	105	107	98	88	74	105	74

Total revenues	203	210	193	170	151	203	151

EXPENSES
Policyholder benefits and dividends	—	—	—	—	—	—	—
Interest credited to policyholder account balances	18	19	19	19	19	18	19
Capitalization of deferred policy acquisition costs	—	—	—	—	—	—	—
Amortization of deferred policy acquisition costs	—	—	—	—	—	—	—
Other expenses	163	167	155	136	121	163	121

Total expenses	181	186	174	155	140	181	140

Operating earnings before provision for income tax	22	24	19	15	11	22	11
Provision for income tax	8	8	7	5	4	8	4

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$14	$16	$12	$10	$7	$14	$7

Net Income Reconciliation
Operating earnings available to common shareholders	$14	$16	$12	$10	$7	$14	$7

Net investment gains (losses)	(24)	(12)	11	(15)	(35)	(24)	(35)
Net investment gains (losses) tax benefit (provision)	8	4	(3)	5	12	8	12

Net investment gains (losses), net of income tax	(16)	(8)	8	(10)	(23)	(16)	(23)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	4	—	4

Net income available to common shareholders	(2)	8	20	—	(12)	(2)	(12)
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	(2)	8	20	—	(12)	(2)	(12)
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$(2)	$8	$20	$—	$(12)	$(2)	$(12)

Premiums, Fees and Other Revenues	$161	$166	$152	$129	$112	$161	$112

INDIVIDUAL
PREMIUMS AND DEPOSITS BY PRODUCT (1)

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Life First Year and Renewal, Annuity Type
Life First Year Premiums and Deposits (2)
Traditional Life	$50	$52	$50	$54	$56
Variable Life 1st Year	50	41	46	37	32
Universal Life 1st Year	145	149	162	137	116

Total Life First Year Premiums & Deposits	245	242	258	228	204

Life Renewal Premiums and Deposits
Traditional Life	982	1,052	1,035	1,198	987
Variable & Universal Life	613	552	566	572	601

Total Life Renewal Premiums and Deposits	1,595	1,604	1,601	1,770	1,588

Annuities Deposits (3)
Fixed Annuity Deposits	272	277	499	4,122	3,645
Variable Annuity Deposits	3,192	3,538	3,787	3,424	3,737

Total Annuity Deposits	3,464	3,815	4,286	7,546	7,382

Total Premiums and Deposits	$5,304	$5,661	$6,145	$9,544	$9,174

Separate Account and General Account
Separate Accounts
Variable & Universal Life	$266	$251	$248	$243	$228
Variable Annuities	2,121	2,285	2,212	2,005	2,147

Total Separate Accounts	2,387	2,536	2,460	2,248	2,375

General Accounts
Traditional Life	1,032	1,104	1,085	1,252	1,043
Variable & Universal Life	542	491	526	503	521
Fixed Annuities	272	277	499	4,122	3,645
Variable Annuities	1,071	1,253	1,575	1,419	1,590

Total General Account	2,917	3,125	3,685	7,296	6,799

Total Premiums and Deposits	$5,304	$5,661	$6,145	$9,544	$9,174

Percentage of Premiums and Deposits to Separate Accounts, Excluding Transfers from General Account
Variable & Universal Life	32.9%	33.8%	32.0%	32.6%	30.4%
Annuities	61.2%	59.9%	51.6%	26.6%	29.1%

(1)	Statutory premiums direct and assumed, excluding Company-sponsored internal exchanges.

(2)	Of the $204 million of First Year Life Premiums and Deposits received during the three months ended March 31, 2009, approximately 45% were distributed through MetLife agents, 18% through New England Financial agents, 35% through MetLife’s Third Party channels and 2% through other distribution channels.

(3)	Of the $7,382 million of Annuity Deposits received during the three months ended March 31, 2009, approximately 13% were distributed through MetLife agents, 5% through New England Financial agents, 75% through MetLife’s Third Party channels and 7% through MetLife Resources representatives.

INDIVIDUAL
ADDITIONAL STATISTICAL INFORMATION

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2008	2008	2008	2008	2009

Mortality as a Percentage of Expected	93.2%	89.8%	83.2%	83.9%	82.6%

Lapse / Surrender (General and Separate Account) (1)
Traditional Life	5.8%	5.9%	5.9%	6.1%	6.4%
Variable & Universal Life	5.4%	5.5%	5.5%	5.7%	6.2%
Variable Annuities	10.0%	9.7%	9.5%	9.5%	9.3%
Fixed Annuities	13.9%	12.5%	11.2%	11.3%	10.4%

Actual Number of Sales Representatives
MetLife Distribution	7,082	7,123	7,160	7,066	7,204
New England Financial	2,220	2,278	2,335	2,278	2,316
MetLife Resources	688	688	655	660	632
Walnut Street and Tower Square Securities	1,354	1,371	1,361	1,329	1,333

Total Agents	11,344	11,460	11,511	11,333	11,485

(1)	Lapse/Surrender rates are calculated for the most recent 12 months of experience, excluding Company-sponsored internal exchanges.

INDIVIDUAL
FUTURE POLICY BENEFITS, POLICYHOLDER ACCOUNT BALANCES AND SEPARATE ACCOUNT LIABILITIES
FUTURE POLICY BENEFITS AND POLICYHOLDER ACCOUNT BALANCES

TRADITIONAL LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Balance, beginning of period	$52,379	$52,452	$52,596	$52,734	$52,969
Premiums and deposits (1)	1,066	1,075	1,099	1,227	1,065
Interest on reserves	529	533	535	539	555
Surrenders and withdrawals	(463)	(459)	(453)	(491)	(527)
Benefit payments	(614)	(546)	(528)	(541)	(563)
Other	(445)	(459)	(515)	(499)	(153)

Balance, end of period	$52,452	$52,596	$52,734	$52,969	$53,346

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Balance, beginning of period	$15,532	$15,720	$15,849	$16,046	$16,191
Premiums and deposits (1) (2)	547	491	528	500	522
Interest on reserves	149	155	157	156	159
Surrenders and withdrawals	(153)	(135)	(126)	(181)	(118)
Net transfers from (to) separate account	27	9	22	44	31
Policy charges	(373)	(378)	(390)	(389)	(391)
Benefit payments	(41)	(39)	(43)	(30)	(49)
Other	32	26	49	45	106

Balance, end of period	$15,720	$15,849	$16,046	$16,191	$16,451

ANNUITIES	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Balance, beginning of period	$40,840	$41,096	$40,916	$41,765	$47,937
Premiums and deposits (1) (2)	1,428	1,635	2,127	5,622	5,335
Interest on reserves	415	401	405	457	495
Surrenders and withdrawals	(1,245)	(1,154)	(1,130)	(1,615)	(1,413)
Net transfers from (to) separate account	(307)	(683)	(315)	1	(231)
Policy charges	(5)	(4)	(6)	(8)	(11)
Benefit payments	(295)	(287)	(267)	(287)	(315)
Other	265	(88)	35	2,002	(382)

Balance, end of period	$41,096	$40,916	$41,765	$47,937	$51,415

SEPARATE ACCOUNT LIABILITIES

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Balance, beginning of period	$10,838	$9,928	$9,798	$8,831	$7,192
Premiums and deposits (1)	276	296	273	257	228
Investment performance	(842)	(29)	(914)	(1,565)	(351)
Surrenders and withdrawals	(160)	(226)	(156)	(120)	(145)
Net transfers from (to) fixed account	(27)	(9)	(22)	(44)	(31)
Policy charges	(156)	(160)	(159)	(150)	(150)
Other	(1)	(2)	11	(17)	(1)

Balance, end of period	$9,928	$9,798	$8,831	$7,192	$6,742

ANNUITIES	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Balance, beginning of period	$92,080	$84,826	$84,273	$75,938	$62,264
Premiums and deposits (1)	2,271	2,477	2,404	2,149	2,260
Investment performance	(7,109)	(930)	(8,645)	(13,820)	(3,945)
Surrenders and withdrawals	(2,363)	(2,397)	(2,047)	(1,723)	(1,350)
Net transfers from (to) fixed account	307	683	315	(1)	231
Policy charges	(364)	(384)	(364)	(288)	(271)
Other	4	(2)	2	9	5

Balance, end of period	$84,826	$84,273	$75,938	$62,264	$59,194

(1)	Includes Company-sponsored internal exchanges.

(2)	Includes premiums and deposits directed to General Account investment option of a variable life or variable annuity product.

INDIVIDUAL
EXPENSES BY MAJOR CATEGORY

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009
INSURANCE EXPENSES (NET OF CAPITALIZATION OF DAC)
Insurance expenses	$870	$920	$929	$1,009	$1,037	$870	$1,037
DAC capitalization (1)	(367)	(402)	(405)	(485)	(491)	(367)	(491)

Net	$503	$518	$524	$524	$546	$503	$546

EXPENSES
Commissions	$292	$313	$321	$397	$382	$292	$382
Other deferrable expenses	147	164	162	158	175	147	175
Direct and allocated expenses, not deferred	386	403	401	395	388	386	388
Pension and other post-retirement benefit costs	11	11	11	37	57	11	57
Premium tax and other tax, licenses and fees	34	29	34	22	34	34	34
Other	—	—	—	—	—	—	—

Total insurance expenses	870	920	929	1,009	1,036	870	1,036
Broker-dealer and other expenses	166	169	155	138	123	166	123
Reinsurance allowances	(3)	(11)	(14)	(69)	(15)	(3)	(15)

Total other expenses	$1,033	$1,078	$1,070	$1,078	$1,144	$1,033	$1,144

(1)	Excludes $13 million, $14 million, $7 million, $11 million and $11 million of DAC capitalization related to reinsurance allowances for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, respectively.

INDIVIDUAL
SPREADS BY PRODUCT

VARIABLE & UNIVERSAL LIFE	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2008	2008	2008	2008	2009

Investment income yield	6.45%	6.35%	6.13%	5.30%	4.97%
Average crediting rate	4.48%	4.54%	4.49%	4.47%	4.59%

Annualized general account spread	1.97%	1.81%	1.64%	0.83%	0.38%

ANNUITIES	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited	2008	2008	2008	2008	2009

Investment income yield	6.25%	6.02%	5.72%	5.05%	5.20%
Average crediting rate	3.82%	3.75%	3.71%	3.88%	3.86%

Annualized general account spread	2.43%	2.27%	2.01%	1.17%	1.34%

INTERNATIONAL
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$904	$920	$893	$753	$721	$904	$721
Universal life and investment-type product policy fees	290	293	264	248	210	290	210
Investment income, net	274	365	348	298	188	274	188
Other revenues	7	6	—	5	2	7	2

Total revenues	1,475	1,584	1,505	1,304	1,121	1,475	1,121

EXPENSES
Policyholder benefits and dividends	762	830	869	724	548	762	548
Interest credited to policyholder account balances	47	89	6	29	78	47	78
Capitalization of deferred policy acquisition costs	(239)	(203)	(204)	(152)	(145)	(239)	(145)
Amortization of deferred policy acquisition costs	113	99	36	133	95	113	95
Other expenses	556	574	580	378	338	556	338

Total expenses	1,239	1,389	1,287	1,112	914	1,239	914

Operating earnings before provision for income tax	236	195	218	192	207	236	207
Provision for income tax	99	48	74	98	48	99	48

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$137	$147	$144	$94	$159	$137	$159

Net Income Reconciliation
Operating earnings available to common shareholders	$137	$147	$144	$94	$159	$137	$159

Net investment gains (losses)	131	(145)	263	(118)	460	131	460
Net investment gains (losses) tax benefit (provision)	(42)	37	(100)	24	(163)	(42)	(163)

Net investment gains (losses), net of income tax	89	(108)	163	(94)	297	89	297

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(65)	210	(82)	(51)	(22)	(65)	(22)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	25	(76)	29	18	6	25	6

Adjustments related to net investment gains (losses), net of income tax (1)	(40)	134	(53)	(33)	(16)	(40)	(16)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—		—	—	—

Net income available to MetLife, Inc.’s common shareholders	186	173	254	(33)	440	186	440
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	186	173	254	(33)	440	186	440
Net income attributable to noncontrolling interests	(5)	(6)	(6)	(9)	(5)	(5)	(5)

Net income	$181	$167	$248	$(42)	$435	$181	$435

Premiums, Fees and Other Revenues	$1,201	$1,219	$1,157	$1,006	$933	$1,201	$933

Actual Number of Sales Representatives	4,847	5,067	5,136	5,137	4,874

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INTERNATIONAL — LATIN AMERICA REGION
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$492	$491	$481	$358	$348	$492	$348
Universal life and investment-type product policy fees	161	172	150	133	122	161	122
Investment income, net	241	290	331	244	119	241	119
Other revenues	6	4	(2)	5	1	6	1

Total revenues	900	957	960	740	590	900	590

EXPENSES
Policyholder benefits and dividends	468	520	557	393	265	468	265
Interest credited to policyholder account balances	78	87	84	68	78	78	78
Capitalization of deferred policy acquisition costs	(50)	(52)	(50)	(34)	(34)	(50)	(34)
Amortization of deferred policy acquisition costs	32	40	(18)	57	32	32	32
Other expenses	195	223	244	93	71	195	71

Total expenses	723	818	817	577	412	723	412

Operating earnings before provision for income tax	177	139	143	163	178	177	178
Provision for income tax	68	42	44	48	56	68	56

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$109	$97	$99	$115	$122	$109	$122

Net Income Reconciliation
Operating earnings available to common shareholders	$109	$97	$99	$115	$122	$109	$122

Net investment gains (losses)	38	(83)	(34)	(78)	(8)	38	(8)
Net investment gains (losses) tax benefit (provision)	(6)	13	5	12	(3)	(6)	(3)

Net investment gains (losses), net of income tax	32	(70)	(29)	(66)	(11)	32	(11)

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	(72)	217	(82)	(51)	(22)	(72)	(22)
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	25	(76)	29	18	6	25	6

Adjustments related to net investment gains (losses), net of income tax (1)	(47)	141	(53)	(33)	(16)	(47)	(16)

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	94	168	17	16	95	94	95
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	94	168	17	16	95	94	95
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$94	$168	$17	$16	$95	$94	$95

Premiums, Fees and Other Revenues	$659	$667	$629	$496	$471	$659	$471

Actual Number of Sales Representatives	271	257	187	134	118

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INTERNATIONAL — ASIA PACIFIC REGION
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$321	$332	$314	$302	$289	$321	$289
Universal life and investment-type product policy fees	118	108	104	109	76	118	76
Investment income, net	24	63	23	51	70	24	70
Other revenues	1	2	1	—	—	1	—

Total revenues	464	505	442	462	435	464	435

EXPENSES
Policyholder benefits and dividends	274	286	287	305	258	274	258
Interest credited to policyholder account balances	(33)	1	(62)	(37)	6	(33)	6
Capitalization of deferred policy acquisition costs	(129)	(111)	(109)	(75)	(59)	(129)	(59)
Amortization of deferred policy acquisition costs	67	47	42	58	52	67	52
Other expenses	230	213	194	154	135	230	135

Total expenses	409	436	352	405	392	409	392

Operating earnings before provision for income tax	55	69	90	57	43	55	43
Provision for income tax expense (benefit)	34	9	35	55	(6)	34	(6)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$21	$60	$55	$2	$49	$21	$49

Net Income Reconciliation
Operating earnings available to common shareholders	$21	$60	$55	$2	$49	$21	49

Net investment gains (losses)	89	(63)	298	(33)	466	89	466
Net investment gains (losses) tax benefit (provision)	(35)	24	(105)	8	(160)	(35)	(160)

Net investment gains (losses), net of income tax	54	(39)	193	(25)	306	54	306

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	7	(7)	—	—	—	7	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	7	(7)	—	—	—	7	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to MetLife, Inc.’s common shareholders	82	14	248	(23)	355	82	355
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	82	14	248	(23)	355	82	355
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$82	$14	$248	$(23)	$355	$82	$355

Premiums, Fees and Other Revenues	$440	$442	$419	$411	$365	$440	$365

Actual Number of Sales Representatives	4,576	4,810	4,949	5,003	4,756

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

INTERNATIONAL — EUROPEAN REGION
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$91	$97	$98	$93	$84	$91	$84
Universal life and investment-type product policy fees	11	13	10	6	12	11	12
Investment income, net	9	12	(6)	3	(1)	9	(1)
Other revenues	—	—	1	—	1	—	1

Total revenues	111	122	103	102	96	111	96

EXPENSES
Policyholder benefits and dividends	20	24	25	26	25	20	25
Interest credited to policyholder account balances	2	1	(16)	(2)	(6)	2	(6)
Capitalization of deferred policy acquisition costs	(60)	(40)	(45)	(43)	(52)	(60)	(52)
Amortization of deferred policy acquisition costs	14	12	12	18	11	14	11
Other expenses	131	138	142	131	132	131	132

Total expenses	107	135	118	130	110	107	110

Operating earnings before provision for income tax	4	(13)	(15)	(28)	(14)	4	(14)
Provision for income tax expense (benefit)	(3)	(3)	(5)	(5)	(2)	(3)	(2)

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$7	$(10)	$(10)	$(23)	$(12)	$7	$(12)

Net Income Reconciliation
Operating earnings available to common shareholders	$7	$(10)	$(10)	$(23)	$(12)	$7	(12)

Net investment gains (losses)	4	1	(1)	(7)	2	4	2
Net investment gains (losses) tax benefit (provision)	(1)	—	—	4	—	(1)	—

Net investment gains (losses), net of income tax	3	1	(1)	(3)	2	3	2

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax (1)	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to MetLife, Inc.’s common shareholders	10	(9)	(11)	(26)	(10)	10	(10)
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	10	(9)	(11)	(26)	(10)	10	(10)
Net income (loss) attributable to noncontrolling interests	(5)	(6)	(6)	(9)	(5)	(5)	(5)

Net income (loss)	$5	$(15)	$(17)	$(35)	$(15)	$5	$(15)

Premiums, Fees and Other Revenues	$102	$110	$109	$99	$97	$102	$97

Actual Number of Sales Representatives	—	—	—	—	—

(1)	Adjustments related to net investment gains (losses), net of income tax, includes amortization of deferred policy acquisition costs and amounts allocable to certain participating contracts.

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Earned premiums	$745	$742	$745	$739	$722	$745	$722
Investment income, net	51	50	48	37	40	51	40
Other revenues	11	10	9	8	9	11	9

Total revenues	807	802	802	784	771	807	771

EXPENSES
Losses and loss adjustment expense	479	541	472	432	479	479	479
Other expenses	203	205	196	200	193	203	193

Total expenses	682	746	668	632	672	682	672

Operating earnings before provision for income tax	125	56	134	152	99	125	99
Provision for income tax	27	4	33	40	23	27	23

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$98	$52	$101	$112	$76	$98	$76

Net Income Reconciliation
Operating earnings available to common shareholders	$98	$52	$101	$112	$76	$98	$76

Net investment gains (losses)	(11)	(13)	(67)	(43)	31	(11)	31
Net investment gains (losses) tax benefit (provision)	4	4	23	15	(11)	4	(11)

Net investment gains (losses), net of income tax	(7)	(9)	(44)	(28)	20	(7)	20

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	91	43	57	84	96	91	96
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	91	43	57	84	96	91	96
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$91	$43	$57	$84	$96	$91	$96

Premiums, Fees and Other Revenues	$756	$752	$754	$747	$731	$756	$731

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
AUTO

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Earned premiums	$517	$516	$517	$511	$497	$517	$497
Investment income, net	37	35	35	28	25	37	25
Other revenues	7	7	5	4	5	7	5

Total revenues	561	558	557	543	527	561	527

EXPENSES
Losses and loss adjustment expense	331	316	293	343	316	331	316
Other expenses	135	138	130	136	129	135	129

Total expenses	466	454	423	479	445	466	445

Operating earnings before provision for income tax	95	104	134	64	82	95	82
Provision for income tax	21	24	35	15	20	21	20

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$74	$80	$99	$49	$62	$74	$62

Net Income Reconciliation

Operating earnings available to common shareholders	$74	$80	$99	$49	$62	$74	$62
Net investment gains (losses)	(8)	(8)	(46)	(30)	19	(8)	19
Net investment gains (losses) tax benefit (provision)	3	2	16	10	(7)	3	(7)

Net investment gains (losses), net of income tax	(5)	(6)	(30)	(20)	12	(5)	12

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income available to common shareholders	69	74	69	29	74	69	74
Preferred stock dividends	—	—	—	—	—	—	—

Net income attributable to MetLife, Inc.	69	74	69	29	74	69	74
Net income attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income	$69	$74	$69	$29	$74	$69	$74

Premiums, Fees and Other Revenues	$524	$523	$522	$515	$502	$524	$502

AUTO & HOME
STATEMENTS OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS — PRODUCT LEVEL
HOMEOWNERS & OTHER

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Earned premiums	$228	$226	$228	$228	$225	$228	$225
Investment income, net	14	15	13	9	15	14	15
Other revenues	4	3	4	4	4	4	4

	246	244	245	241	244	246	244

EXPENSES
Losses and loss adjustment expense	148	225	179	89	163	148	163
Other expenses	68	67	66	64	64	68	64

Total expenses	216	292	245	153	227	216	227

Operating earnings before provision for income tax	30	(48)	—	88	17	30	17
Provision for income tax expense (benefit)	6	(20)	(2)	25	3	6	3

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$24	$(28)	$2	$63	$14	$24	$14

Net Income Reconciliation

Operating earnings available to common shareholders	$24	$(28)	$2	$63	$14	$24	$14
Net investment gains (losses)	(3)	(5)	(21)	(13)	12	(3)	12
Net investment gains (losses) tax benefit (provision)	1	2	7	5	(4)	1	(4)

Net investment gains (losses), net of income tax	(2)	(3)	(14)	(8)	8	(2)	8

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	—	—	—

Discontinued operations, net of income tax	—	—	—	—	—	—	—

Net income (loss) available to common shareholders	22	(31)	(12)	55	22	22	22
Preferred stock dividends	—	—	—	—	—	—	—

Net income (loss) attributable to MetLife, Inc.	22	(31)	(12)	55	22	22	22
Net income (loss) attributable to noncontrolling interests	—	—	—	—	—	—	—

Net income (loss)	$22	$(31)	$(12)	$55	$22	$22	$22

Premiums, Fees and Other Revenues	$232	$229	$232	$232	$229	$232	$229

AUTO & HOME
WRITTEN PREMIUMS BY PRODUCT AND SELECTED FINANCIAL INFORMATION AND SUPPLEMENTAL DATA

	For the Three Months Ended
	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions, except number of sales representatives)	2008	2008	2008	2008	2009

Written Premiums by Product
Automobile	$519	$520	$520	$490	$496
Homeowners	177	223	237	207	182
Other	20	13	13	11	21

Total	$716	$756	$770	$708	$699

Selected Financial Information and Supplemental Data
Total Auto & Home
Loss and loss adjustment expense ratio	64.1%	72.8%	63.3%	58.5%	66.4%
Other expense ratio	27.4%	27.3%	26.4%	27.0%	26.7%
Payment fees credit	(0.7%)	(0.6%)	(0.7%)	(0.6%)	(0.7%)

Total combined ratio	90.8%	99.5%	89.0%	84.9%	92.4%
Effect of catastrophe losses	3.2%	17.6%	9.4%	2.0%	4.3%

Combined ratio excluding catastrophes	87.6%	81.9%	79.6%	82.9%	88.1%

Auto
Loss and loss adjustment expense ratio	63.8%	61.1%	56.7%	67.2%	63.5%
Other expense ratio	26.2%	26.3%	25.1%	26.6%	26.0%
Payment fees credit	(0.8%)	(0.7%)	(0.7%)	(0.7%)	(0.8%)

Total combined ratio	89.2%	86.7%	81.1%	93.1%	88.7%
Effect of catastrophe losses	0.5%	2.7%	1.0%	0.0%	0.8%

Combined ratio excluding catastrophes	88.7%	84.0%	80.1%	93.1%	87.9%

Homeowners & Other
Loss and loss adjustment expense ratio	64.9%	99.5%	78.5%	39.0%	72.5%
Other expense ratio	30.0%	29.2%	28.9%	28.1%	28.4%
Payment fees credit	(0.4%)	(0.4%)	(0.4%)	(0.5%)	(0.5%)

Total combined ratio	94.5%	128.3%	107.0%	66.6%	100.4%
Effect of catastrophe losses	9.4%	51.8%	28.5%	6.7%	12.0%

Combined ratio excluding catastrophes	85.1%	76.5%	78.5%	59.9%	88.4%

Pre-Tax Catastrophe Losses
Auto	$3	$14	$5	$(0)	$4
Homeowners & Other	21	117	65	15	27

Total	$24	$131	$70	$15	$31

Catastrophe points on combined ratios	3.2	17.6	9.4	2.0	4.3

CORPORATE, OTHER & ELIMINATIONS
STATEMENT OF OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS

	For the Three Months Ended					For the Year-to-Date Period Ended
	March 31,	June 30,	September 30,	December 31,	March 31,	March 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009	2008	2009

REVENUES
Premiums	$6	$12	$8	$2	$2	$6	$2
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Investment income, net	253	237	159	155	50	253	50
Other revenues	12	10	42	120	267	12	267

Total revenues	271	259	209	277	319	271	319

EXPENSES
Policyholder benefits and dividends	10	14	12	12	(1)	10	(1)
Interest credited to policyholder account balances	—	—	—	7	—	—	—
Interest credited to bank deposits	44	39	40	43	43	44	43
Interest expense	266	249	250	268	240	266	240
Other expenses	44	116	231	308	287	44	287

Total expenses	364	418	533	638	569	364	569

Operating earnings before provision for income tax	(93)	(159)	(324)	(361)	(250)	(93)	(250)
Provision for income tax expense (benefit)	(93)	(103)	(132)	(168)	(102)	(93)	(102)

Operating earnings	—	(56)	(192)	(193)	(148)	—	(148)
Preferred stock dividends	33	31	30	31	30	33	30

OPERATING EARNINGS AVAILABLE TO COMMON SHAREHOLDERS	$(33)	$(87)	$(222)	$(224)	$(178)	$(33)	$(178)

Net Income Reconciliation

Operating earnings available to common shareholders	$(33)	$(87)	(222)	$(224)	$(178)	$(33)	$(178)

Net investment gains (losses)	(16)	(38)	(25)	1,039	330	(16)	330
Net investment gains (losses) tax benefit (provision)	6	15	(5)	(369)	(117)	6	(117)

Net investment gains (losses), net of income tax	(10)	(23)	(30)	670	213	(10)	213

Adjustments related to universal life and investment-type product policy fees	—	—	—	—	—	—	—
Adjustments related to policyholder benefits and dividends	—	—	—	—	—	—	—
Adjustments related to other expenses	—	—	—	—	—	—	—
Adjustments related to tax benefit (provision)	—	—	—	—	—	—	—

Adjustments related to net investment gains (losses), net of income tax	—	—	—	—	—	—	—

Adjustments related to acquisition costs, net of income tax	—	—	—	—	(9)	—	(9)

Discontinued operations, net of income tax	21	61	(433)	58	12	21	12

Net income available to common shareholders	(22)	(49)	(685)	504	38	(22)	38
Preferred stock dividends	33	31	30	31	30	33	30

Net income attributable to MetLife, Inc.	11	(18)	(655)	535	68	11	68
Net income attributable to noncontrolling interests	16	56	22	2	1	16	1

Net income	$27	$38	$(633)	$537	69	27	69

Premiums, Fees and Other Revenues	$18	$22	$50	$122	$269	$18	$269

METLIFE, INC.
INVESTMENT RESULTS BY ASSET CATEGORY AND ANNUALIZED YIELDS

	For the Three Months Ended
Unaudited (In millions, except number of sales representatives)	March 31,	June 30,	September 30,	December 31,	March 31,
	2008	2008	2008	2008	2009

Fixed Maturity Securities
Yield (1)	6.50%	6.51%	6.38%	6.18%	5.70%
Investment income (2)	$3,137	$3,186	$3,107	$2,973	$2,800
Investment gains (losses)	(203)	(301)	(919)	(526)	(609)
Ending carrying value (2)	234,990	231,896	212,912	189,197	192,337

Mortgage and Consumer Loans
Yield (1)	6.19%	6.10%	5.99%	6.05%	5.32%
Investment income (3)	676	674	687	737	680
Investment gains (losses)	(28)	(35)	26	(99)	(148)
Ending carrying value	46,920	48,158	50,606	51,364	53,044

Real Estate and Real Estate Joint Ventures (4)
Yield (1)	5.07%	6.78%	2.84%	(2.36%)	(9.19%)
Investment income	87	121	53	(44)	(172)
Investment gains (losses)	(2)	3	2	(13)	(25)
Ending carrying value	6,960	7,328	7,555	7,586	7,381

Policy Loans
Yield (1)	6.24%	6.25%	6.09%	6.32%	6.40%
Investment income	148	151	148	154	157
Ending carrying value	9,666	9,683	9,742	9,802	9,851

Equity Securities
Yield (1)	4.86%	6.01%	4.00%	6.25%	3.92%
Investment income	65	80	45	59	37
Investment gains (losses)	(10)	(3)	(181)	(63)	(269)
Ending carrying value	5,368	5,228	3,474	3,197	2,817

Other Limited Partnerships
Yield (1)	8.99%	4.63%	(3.91%)	(20.14%)	(19.79%)
Investment income	132	71	(62)	(311)	(253)
Investment gains (losses)	(3)	(12)	(16)	(109)	(97)
Ending carrying value	6,349	6,707	6,353	6,039	5,365

Cash and Short-term Investments
Yield (1)	3.12%	2.66%	1.89%	0.71%	0.48%
Investment income	95	86	78	48	36
Investment gains (losses)	1	—	—	2	(2)
Ending carrying value	13,103	15,343	22,751	38,085	30,320

Other Invested Assets (5) (6) (7) (8)
Investment income	68	30	102	184	112
Investment gains (losses)	(493)	18	1,827	2,909	215
Ending carrying value	$9,808	$8,617	$9,755	$17,248	$15,130

Total Investments
Gross investment income yield (1)	6.20%	6.08%	5.68%	4.95%	4.26%
Investment fees and expenses yield	(0.17%)	(0.16%)	(0.15%)	(0.15%)	(0.13%)

Net Investment Income Yield	6.03%	5.92%	5.53%	4.80%	4.13%
Gross investment income	$4,408	$4,399	$4,158	$3,800	$3,397
Investment fees and expenses	(119)	(118)	(108)	(115)	(103)

Net Investment Income	$4,289	$4,281	$4,050	$3,685	$3,294

Ending carrying value	$333,164	$332,960	$323,148	$322,518	$316,245

Gross investment gains	$405	$283	$1,105	$782	$527
Gross investment losses (7)	(531)	(346)	(464)	(664)	(535)
Writedowns (7)	(186)	(262)	(1,048)	(546)	(1,041)

Subtotal	(312)	(325)	(407)	(428)	(1,049)
Derivative not qualifying for hedge accounting (7)(8)	(426)	(5)	1,146	2,529	114

Investment Gains (Losses)	(738)	(330)	739	2,101	(935)
Investment gains (losses) tax benefit (provision)	263	104	(282)	(756)	317

Investment Gains (Losses), Net of Income Tax	$(475)	$(226)	$457	$1,345	$(618)

(1)	Yields are based on quarterly average asset carrying values, excluding recognized and unrealized investment gains (losses), and for yield calculation purposes, average assets exclude collateral associated with the Company’s securities lending program.

(2)	Fixed maturity securities includes $808 million, $883 million, $788 million, $946 million and $922 million in ending carrying value, and ($51) million, $9 million, ($95) million, ($56) million and $17 million of investment income (loss) related to trading securities at or for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, respectively.

(3)	Investment income from mortgage and consumer loans includes prepayment fees.

(4)	Included in investment income from real estate and real estate joint ventures is ($1) million, $2 million, and $2 million related to discontinued operations for the three months ended March 31, 2008, June 30, 2008 and September 30, 2008, respectively. Included in investment gains (losses) from real estate and real estate joint ventures is $8 million for the three months ended December 31, 2008. There were no discontinued operations from real estate and real estate joint ventures for any other period.

(5)	Included in investment income from other invested assets are scheduled periodic settlement payments on derivative instruments that do not qualify for hedge accounting under SFAS 133 of ($7) million, ($38) million, ($1) million, $53 million and $31 million for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, respectively. These amounts are excluded from investment gains (losses). Additionally, excluded from investment gains (losses) is $15 million, $11 million, $8 million, $7 million and ($2) million for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008 and March 31, 2009, respectively, related to settlement payments on derivative instruments used to hedge interest rate and currency risk on policyholder account balances that do not qualify for hedge accounting. Such amounts are included within interest credited to policyholder account balances.

(6)	Other invested assets is principally comprised of freestanding derivatives with positive fair values and leveraged leases. Freestanding derivatives with negative fair values are included within other liabilities. As yield is not considered a meaningful measure of performance for other invested assets, it has been excluded from the table above.

(7)	The components of investment gains (losses) for the three months ended September 30, 2008 are shown net of a realized gain under purchased credit default swaps that offsets losses incurred on certain fixed maturity securities.

(8)	Derivatives not qualifying for hedge accounting is comprised of amounts for freestanding derivatives of ($1) million, ($365) million, $1,109 million, $5,149 million and ($1,103) million; and embedded derivatives of ($425) million, $360 million, $37 million, ($2,620) million and $1,217 million for the three months ended March 31, 2008, June 30, 2008, September 30, 2008, December 31, 2008, and March 31, 2009 respectively.

METLIFE, INC.
GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE
FIXED MATURITY SECURITIES (1)

	March 31, 2008		June 30, 2008		September 30, 2008		December 31, 2008		March 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$5,912	70.1%	$6,952	75.0%	$9,141	54.8%	$8,034	27.9%	$6,951	24.2%
20% or more for less than six months	2,450	29.0%	1,980	21.3%	5,665	34.0%	17,191	59.6%	12,494	43.4%
20% or more for six months or greater	76	0.9%	339	3.7%	1,871	11.2%	3,596	12.5%	9,312	32.4%

Total Gross Unrealized Losses	$8,438	100.0%	$9,271	100.0%	$16,677	100.0%	$28,821	100.0%	$28,757	100.0%

Total Gross Unrealized Gains	$7,997		$5,622		$4,478		$7,564		$5,562

GROSS UNREALIZED GAINS AND LOSSES AGING SCHEDULE EQUITY SECURITIES (1)

	March 31, 2008		June 30, 2008		September 30, 2008		December 31, 2008		March 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Less than 20%	$211	29.3%	$171	23.0%	$60	9.4%	$75	7.7%	$25	2.1%
20% or more for less than six months	508	70.6%	567	76.0%	415	65.0%	519	53.0%	490	40.8%
20% or more for six months or greater	1	0.1%	8	1.0%	163	25.6%	384	39.3%	687	57.1%

Total Gross Unrealized Losses	$720	100.0%	$746	100.0%	$638	100.0%	$978	100.0%	$1,202	100.0%

Total Gross Unrealized Gains	$432		$399		$92		$44		$32

(1)	The Company’s review of its Fixed Maturity Securities and Equity Securities for impairments includes an analysis of the total gross unrealized losses by three categories of securities: (i) securities where the estimated fair value had declined and remained below cost or amortized cost by less than 20%; (ii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for less than six months; and (iii) securities where the estimated fair value had declined and remained below cost or amortized cost by 20% or more for six months or greater.

METLIFE, INC.
SUMMARY OF FIXED MATURITY SECURITIES AVAILABLE-FOR-SALE
BY SECTOR AND QUALITY DISTRIBUTION

	March 31, 2008		June 30, 2008		September 30, 2008		December 31, 2008		March 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

U.S. corporate securities	$72,684	31.0%	$72,657	31.4%	$67,822	32.0%	$63,303	33.6%	$60,714	31.7%
Residential mortgage-backed securities	55,114	23.5%	53,165	23.0%	46,912	22.1%	36,028	19.2%	38,115	19.9%
Foreign corporate securities	36,621	15.7%	36,401	15.8%	34,321	16.2%	29,679	15.8%	29,405	15.4%
U.S. Treasury/agency securities	22,028	9.4%	20,131	8.7%	16,575	7.8%	21,310	11.3%	24,649	12.9%
Commercial mortgage-backed securities	17,875	7.6%	17,496	7.6%	15,829	7.5%	12,644	6.7%	12,981	6.8%
Asset-backed securities	11,123	4.8%	12,608	5.5%	12,763	6.0%	10,523	5.6%	11,032	5.7%
Foreign government securities	12,881	5.5%	12,833	5.6%	11,933	5.6%	10,153	5.4%	9,384	4.9%
State and political subdivision securities	5,558	2.4%	5,438	2.3%	5,912	2.8%	4,557	2.4%	5,112	2.7%
Other fixed maturity securities	299	0.1%	284	0.1%	58	0.0%	54	0.0%	23	0.0%

Total fixed maturity securities available-for-sale	$234,183	100.0%	$231,013	100.0%	$212,125	100.0%	$188,251	100.0%	$191,415	100.0%

NAIC RATING (1) RATING AGENCY EQUIVALENT DESIGNATION
1 Aaa / Aa / A	$171,918	73.4%	$170,278	73.7%	$154,978	73.1%	$137,125	72.9%	$137,190	71.7%
2 Baa	46,008	19.7%	45,313	19.6%	43,030	20.3%	38,761	20.6%	39,346	20.6%
3 Ba	10,055	4.3%	9,367	4.1%	8,786	4.1%	7,796	4.1%	8,697	4.5%
4 B	5,684	2.4%	5,424	2.3%	4,646	2.2%	3,779	2.0%	4,368	2.3%
5 Caa and lower	487	0.2%	604	0.3%	622	0.3%	715	0.4%	1,734	0.9%
6 In or near default	31	0.0%	27	0.0%	63	0.0%	75	0.0%	80	0.0%

Total fixed maturity securities available-for-sale	$234,183	100.0%	$231,013	100.0%	$212,125	100.0%	$188,251	100.0%	$191,415	100.0%

(1) Amounts presented are based on rating agency designations. Comparisons between NAIC ratings and rating agency designations are published by the NAIC.

SUMMARY OF COMMERCIAL MORTGAGE LOANS BY REGION AND PROPERTY TYPE

	March 31, 2008		June 30, 2008		September 30, 2008		December 31, 2008		March 31, 2009
Unaudited (In millions)	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total	Amount	% of Total

Pacific	$8,421	24.2%	$8,657	24.6%	$8,581	23.9%	$8,837	24.6%	$8,757	24.4%
South Atlantic	7,932	22.8%	7,861	22.3%	8,099	22.6%	8,101	22.5%	8,064	22.5%
Middle Atlantic	5,037	14.5%	5,291	15.1%	5,784	16.1%	5,931	16.5%	6,129	17.1%
International	3,759	10.8%	3,903	11.1%	3,695	10.3%	3,414	9.5%	3,350	9.3%
West South Central	2,911	8.3%	2,856	8.1%	3,059	8.5%	3,070	8.5%	3,006	8.4%
East North Central	2,591	7.5%	2,570	7.3%	2,607	7.3%	2,591	7.2%	2,580	7.2%
New England	1,517	4.4%	1,514	4.3%	1,535	4.3%	1,529	4.3%	1,517	4.2%
Mountain	1,109	3.2%	1,058	3.0%	1,058	2.9%	1,052	2.9%	1,049	2.9%
West North Central	758	2.2%	762	2.2%	758	2.1%	716	2.0%	682	1.9%
East South Central	479	1.4%	470	1.3%	470	1.3%	468	1.3%	465	1.4%
Other	258	0.7%	257	0.7%	256	0.7%	256	0.7%	254	0.7%

Total	$34,772	100.0%	$35,199	100.0%	$35,902	100.0%	$35,965	100.0%	$35,853	100.0%

Office	$15,216	43.8%	$15,048	42.8%	$15,344	42.8%	$15,307	42.6%	15,215	42.4%
Retail	7,799	22.4%	8,210	23.3%	8,093	22.5%	8,038	22.3%	8,002	22.3%
Apartments	3,952	11.4%	4,022	11.4%	4,135	11.5%	4,113	11.4%	4,062	11.3%
Hotel	3,227	9.3%	3,138	8.9%	3,132	8.7%	3,078	8.6%	3,058	8.6%
Industrial	2,782	8.0%	2,871	8.2%	2,849	8.0%	2,901	8.1%	2,818	7.9%
Other	1,796	5.1%	1,910	5.4%	2,349	6.5%	2,528	7.0%	2,698	7.5%

Total	$34,772	100.0%	$35,199	100.0%	$35,902	100.0%	$35,965	100.0%	$35,853	100.0%

METLIFE, INC.
SUMMARY OF REAL ESTATE AND REAL ESTATE JOINT VENTURES

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Wholly-owned	$4,000	$4,017	$4,063	$4,062	$4,059
Joint ventures	2,957	3,308	3,489	3,522	3,319

Subtotal	6,957	7,325	7,552	7,584	7,378
Foreclosed	3	3	3	2	3

Total Real Estate and Real Estate Joint Ventures (1)	$6,960	$7,328	$7,555	$7,586	$7,381

SUMMARY OF MORTGAGE AND CONSUMER LOANS

	March 31,	June 30,	September 30,	December 31,	March 31,
Unaudited (In millions)	2008	2008	2008	2008	2009

Commercial mortgage loans	$34,772	$35,199	$35,902	$35,965	$35,853
Agricultural mortgage loans	10,610	11,590	12,071	12,234	12,066
Consumer loans	1,095	1,190	1,209	1,153	1,155
Mortgage loans held-for-sale	443	179	1,424	2,012	3,970

Total	$46,920	$48,158	$50,606	$51,364	$53,044

(1)	Includes real estate held-for-sale and held-for-investment.

Company Ratings as of April 29, 2009
Insurer financial strength ratings represent the opinions of rating agencies, including A.M. Best Company (“A.M. Best”), Fitch Ratings Insurance Group (“Fitch”), Moody’s Investors Service (“Moody’s”) and Standard & Poor’s (“S&P”), regarding the ability of an insurance company to meet its financial obligations to policyholders and contract holders. Credit ratings represent the opinions of rating agencies regarding an issuer’s ability to repay its indebtedness. Our insurer financial strength ratings and credit ratings as of April 29, 2009 are listed in the tables below:

	A.M. Best	Fitch*	Moody's*	S&P*
Insurer Financial Strength Ratings
First MetLife Investors Insurance Co.	A+	NR	NR	AA-
General American Life Insurance Company	A+	AA	Aa2	AA-
MetLife Insurance Company of Connecticut	A+	AA	Aa2	AA-
MetLife Investors Insurance Company	A+	AA	Aa2	AA-
MetLife Investors USA Insurance Company	A+	AA	Aa2	AA-
Metropolitan Casualty Insurance Company	A	NR	NR	NR
Metropolitan Direct Property and Casualty Insurance Co.	A	NR	NR	NR
Metropolitan General Insurance Company	A	NR	NR	NR
Metropolitan Group Property & Casualty Insurance Co.	A	NR	NR	NR
Metropolitan Life Insurance Company	A+	AA	Aa2	AA-
Metropolitan Lloyds Insurance Company of Texas	A	NR	NR	NR
Metropolitan Property and Casualty Insurance Company	A	NR	NR	NR
Metropolitan Tower Life Insurance Company	A+	NR	Aa3	NR
New England Life Insurance Company	A+	AA	Aa2	AA-

Credit Ratings
MetLife Short Term Funding LLC
Commercial Paper	NR	NR	P-1	A-1+

General American Life Insurance Company
(Surplus Notes)	a	NR	A1	A

MetLife, Inc.
Commercial Paper	AMB-1	F1	P-1	A-2
Senior Unsecured Debt	a-	A	A2	A-
Subordinated Debt	bbb+	NR	A3	NR
Junior Subordinated Debt	bbb	A-	Baa1	BBB
Preferred Stock	bbb	A-	Baa1	BBB
Non-Cumulative Perpetual Preferred Stock	bbb	A-	Baa1	BBB-

MetLife Capital Trust IV & X
Trust Securities	bbb	A-	Baa1	BBB

MetLife Funding, Inc.
Commercial Paper	AMB-1+	F1+	P-1	A-1+

Metropolitan Life Global Funding I
Senior Secured Debt	aa-	NR	Aa2	AA-

MetLife Institutional Funding I, LLC
Senior Secured Debt	aa-	NR	Aa2	AA-

Metropolitan Life Insurance Company
Surplus Notes	a	A+	A1	A

*	Currently on negative outlook

NR	Not Rated